Exhibit 10.16


                                  OFFICE LEASE

                                     Between

                            THE BLACKSTONE GROUP, LLC
                     A California Limited Liability Company
                                  ("Landlord")

                                       and

                             COMMUNITY NATIONAL BANK
                         A National Banking Association
                                   ("Tenant")

                                  April 12,2001

                                  OFFICE LEASE
                                       FOR
                             COMMUNITY NATIONAL BANK

     This Lease ("Lease") dated April 12, 2001 by and between THE BLACKSTONE GROUP, LLC, a California limited liability company ("Landlord"), and COMMUNITY NATIONAL BANK, A National Banking Association ("Tenant"), is entered into with respect to the following facts:

                                    RECITALS
                                    --------

     A. Landlord is the owner of the unimproved real property located at the southeast corner of 9th Avenue and Canterbury Place, Escondido, California, on which Landlord intends to construct a three-story, steel-framed, Class A office building of stone and black curtain-wall of glass, with approximately 32,148 rentable square feet ("Building"), a minimum of 120 parking spaces, a two-lane, drive-up facility and automated teller machine, and other improvements to be built pursuant to plans and specifications to be approved by Landlord and Tenant (cumulatively the "Project").

     B. Tenant desires to lease from Landlord the Building and to obtain an option to lease less than all of the Building after ten years. Landlord is willing to lease the Building to Tenant and to grant such option on the terms set forth in this Lease.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

                                    SECTION I

                                   DEFINITIONS

The definitions contained in this Lease shall be used to interpret this Lease. As used in this Lease, the following words and phrases, whenever used in this Lease, shall have the meanings set forth in this Section; and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

1.01 Date of this Lease:            April 12, 2001
     ------------------

1.02 Landlord's Mailing Address:    John C. Raymond, Manager
     --------------------------     The Blackstone Group, LLC
                                    P.O. Box 3295
                                    Escondido, CA 92033-3295

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1.03 Tenant's Mailing Address:      Community National Bank
     ------------------------       Attn: L. Bruce Mills, Jr.
                                    Senior Vice President and CFO
                                    210 Fig Street, Suite 201
                                    Fallbrook, CA 92028

1.04 Adjustment Date: Defined in Paragraph 5.02.
     ---------------

1.05 Alteration: Any addition or change to, or modification of, the Premises
     ----------
made by Tenant, including, without limitation, fixtures, but excluding trade fixtures and Tenant's Improvements (as defined below).

1.06 Annual Rent: When used herein, the term "Annual Rent" shall mean the yearly
     -----------
rent for the Premises as stated below and subject to adjustment as set forth in
Section V:

     The rent for the Term shall be determined based upon a ten percent (10%) per annum return to the Landlord of land costs and development and improvement expenditures agreed upon by Landlord and Tenant in advance, not to exceed $6,162,000.00, which amount shall include those matters set forth in Exhibit F and incorporated herein, and shall include but not be limited to the Tenant Improvement Allowance defined in Paragraph 1.55, and the Bank canopy and drive-up improvements, including pneumatic tubing, reflected on Exhibit F. The Annual Rent shall remain unchanged for the first two (2) years of the Term and shall be increased by four and one-half percent (4 1/2%) on the first day of the third (3rd) Lease Year. Thereafter through the remainder of the Term and any Extended Term, the Annual Rent shall (a) be increased annually on each Adjustment Date in accordance with Paragraphs 5.02 and 5.03 and (b) be reset according to Market Rent at the beginning of the Option Terms as set forth in Paragraph 5.05.

1.07 ATM: Defined in Paragraph 2.04.
     ---

1.08 Authorized Representative: Any officer, agent, employee or independent
     -------------------------
contractor retained or employed by either party, acting within authority given him by that party.

1.09 Awards: Defined in Paragraph 14.01.c.
     ------

1.10 Bank Branch: That portion of the Building to be used by Tenant as a bank
     -----------
branch, as shown on Exhibit A-2, including but not limited to the two-lane, Drive-through facility and ATM.

1.11 Building: Defined in Paragraph A.
     --------

1.12 Commencement Date: The earlier of (1) twenty (20) business days after
     -----------------
Landlord has delivered to Tenant written notice of substantial completion of Landlord's Work (as specified in Exhibit B), including passage of final inspection by the City of Escondido, issuance of a certificate of occupancy and electric meter activation or (2) the date on which Tenant opens for business, but in no event earlier than March 1, 2002. Landlord and Tenant acknowledge that

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it is their intent that Tenant shall begin its Tenant Improvements at the earliest possible time in conjunction with the Project Schedule (attached hereto as Exhibit G), but in no event later than November 15, 2001. In the event Tenant is granted access to make its Tenant Improvements later than November 15, 2001, the Commencement Date shall be adjusted accordingly. In the event that Landlord does not complete Landlord's Work (as specified in Exhibit B) on or before May 1, 2002, except as may be extended by an Unavoidable Delay or as a result of any act or omission of Tenant, then for each day until Landlord delivers to Tenant written notice of substantial completion of Landlord's Work, Tenant shall receive $1,000.00 a day credit toward its first month's rent obligation (and any immediately successive months in the event the credit exceeds the first month's rent), following the Commencement Date. If Landlord has not delivered notice of substantial completion of Landlord's work by March 1, 2002, Tenant may cancel the Lease by written notice to Landlord given before delivery to Tenant of written notice of substantial completion. Further, in the event Landlord does not deliver written notice to Tenant of issuance of building permits, and approval of the Drive-through facility and zoning for Tenant's intended banking uses by the City of Escondido, for the Project on or before September 1, 2001, Tenant may cancel the Lease by written notice given to Landlord on or before October 1, 2001.

1.13 Common Areas: Defined in Paragraph 2.03.b.1.
     ------------

1.14 Common Area Costs: Defined in Paragraph 2.03.b.4.
     -----------------

1.15 Condemnation: Defined in Paragraph 14.01.a.
     ------------

1.16 Condemnor: Defined in Paragraph 14.01.d.
     ---------

1.17 Damage: Injury, deterioration, or loss to a person or property caused by
     ------
another person's acts or omissions. Damage includes death.

1.18 Damages: A monetary compensation or indemnity that can be recovered in the
     -------
courts by any person who has suffered damage to his person, property, or rights through another's act or omission.

1.19 Date of Taking: Defined in Paragraph 14.01.b.
     --------------

1.20 Destruction: Any Damage to or disfigurement of the Premises.
     -----------

1.21 Drive-through: The Drive-through banking facility, including those portions
     -------------
of the Property primarily used for access to and from such facility, as shown on Exhibit A.

1.22 Encumbrance: Any deed of trust, mortgage, or other written security device
     -----------
or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

1.23 Exhibits:
     --------

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The following Exhibits attached to this Lease are hereby incorporated in and made a part of this Lease:

Exhibits A             Site Plan
Exhibits A-1 and A-2   Drawings of Project and Building and Bank Branch space, respectively.
Exhibit B              Construction (Description of Landlord's Work and Tenant's Work)
Exhibit C              Sign Plan
Exhibit C-1            Allocation of Sign Rights to Rentable Area and Spaces in the Building
Exhibit D              Memorandum of Commencement and Other Dates
Exhibit E              Rules and Regulations
Exhibit F              Agreed upon Land Costs and Development and Improvement Expenditures
Exhibit G              Project Schedule

1.24 Expiration: The coming to an end of the time specified in this Lease as its
     ----------
Term.

1.25 Extended Term: The Term of this Lease after the Initial Terms, i.e. the
     -------------
Option Terms.

1.26 Good Condition: The good physical condition of the Premises and each
     --------------
portion of the Premises, including, without limitation, signs, windows, appurtenances, and Tenant's personal property (as defined below). "In good condition" means first-class, neat, clean, and broom-clean, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.

1.27 Hold Harmless: To defend and indemnify from all liability, losses,
     -------------
penalties, Damages, costs, expenses (including, without limitation, attorneys' fees), causes of action, or judgments arising out of or related to any Damage, to any Person or property.

1.28 Initial Terms: Defined in Paragraph 3.01.
     -------------

1.29 Landlord: Defined in the Preamble.
     --------

1.30 Landlord's Work: Defined in Exhibit B.
     --------------

1.31 Landlord's Common Area Costs: Defined in Paragraph 2.03.b.4
     ----------------------------

1.32 Law: Any judicial decision, statute, constitution, ordinance, resolution,
     ---
regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Premises, or both, in effect either at the time of execution of the Lease or at any time during the Term, including, without limitation, any regulation or order of a quasi-official entity or body (e.g., board of fire examiners or public utilities).

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1.33 Lease Interest Rate: One percent (1%) per annum plus the rate prevailing at
     -------------------
the time any applicable interest hereunder is to commence established by the Federal Reserve Bank of San Francisco on advances to member banks under Sections 13 and 13.a. of the Federal Reserve Act as now in effect or hereafter from time to time amended; but in no event to exceed the maximum rate allowable under applicable usury laws.

1.34 Lease Year: Each consecutive twelve- (12-) month period during the Term,
     ----------
with the first Lease Year beginning on the Commencement Date.

1.34 Lender: The beneficiary, mortgagee, secured party, or other holder of an
     ------
Encumbrance.

1.35 Lien: A charge imposed on the Premises by someone other than Landlord, by
     ----
which the Premises are made security for the performance of an act, including but not limited to, mechanics' liens.

1.36 Maintenance: Repairs, replacement, repainting, resurfacing, and cleaning.
     -----------

1.37 Option Terms: Defined in Paragraph 3.02.
     ------------

1.38 Option Notice: Defined in Paragraph 3.02.
     -------------

1.39 Party: Defined in Paragraph 25.02.f.
     -----

1.40 Permitted Use: General office use and/or the conduct of a lawful business,
     -------------
consistent with area class A office building standards, local zoning and any applicable CC&R's, including any and all incidental activities in which a state or national bank, or any parent or subsidiary of such bank, may be allowed to engage in by law or regulation.

1.41 Person: One or more human beings, or legal entities or other artificial
     ------
persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

1.42 Premises: During the Initial Term, the entire Building as shown on Exhibit
     --------
A-1; during the Extended Term, the Bank Branch and such other portion of the Building that Tenant continues to lease.

1.43 Project: Defined in Paragraph A.
     -------

1.44 Property: Defined in Paragraph 2.01.
     --------

1.45 Provision: Any term, agreement, covenant, condition, clause, qualification,
     ---------
restriction, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

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1.46 Refurbishment Allowance: Defined in Paragraph 3.03.
     -----------------------

1.47 Rent: All fees, charges, expenses or other amounts owing from Tenant to
     ----
Landlord under this Lease, including but not limited to Annual Rent and Tenant's Proportionate Share of Common Area Costs, real property taxes, insurance premiums and Refurbishment Allowance Repayment.

1.48 Rentable Area: Means the square footage of the Premises and other spaces
     -------------
within and outside the Building allocated to tenants in accordance with the most recent Building Owners and Managers Association (BOMA) standards.

1.49 Restoration: The reconstruction, rebuilding, rehabilitation, and repairs
     -----------
that are necessary to return destroyed portions of the Premises and other property to substantially the same physical conditional they were in immediately before the destruction.

1.50 Security Deposit: The sum of Fifty Thousand Dollars ($50,000) deposited
     ----------------
with Landlord pursuant to Section VI.

1.51 Sign Plan: Defined in Exhibit C.
     ---------

1.52 Successor: Assignee, transferee, personal representative, heir, or other
     ---------
Person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either Party.

1.53 Tenant: Defined in the Preamble.
     ------

1.54 Tenant's Costs: Tenant's Proportionate Share of real property taxes and
     --------------
assessments, substitute or additional taxes, Common Area charges, insurance, Landlord's maintenance costs, and other similar charges payable by Tenant under this Lease.

1.55 Tenant Improvement Allowance: Landlord shall provide to Tenant an
     ----------------------------
Improvement Allowance of $30.00 per-square-foot for all of the Building, except the Bank Branch, consisting of approximately 29,237 rentable square feet and resulting in an allowance of approximately $877,000.00. The Improvement Allowance may be drawn against at any time until Landlord obtains a permanent loan secured by the Premises to replace its construction financing. The permanent loan shall be obtained no earlier than 60 days following the Commencement Date. If any amount of the improvement allowance remains unexpended above existing unpaid invoices and contracts for Tenant Improvements at the time of such refinancing, such unexpended amount shall no longer be available to Tenant for improvements or other purpose. If at the Commencement Date there are unexpended funds in the Tenant Improvement Allowance, Tenant's Annual Rent shall be reduced consistent with the rent calculation formula set forth in Paragraph
1.06 whereby the Initial Rent is to be set so as to provide Landlord a ten percent (10%) annual return on land costs and "expended" funds. If any remaining Tenant Improvement Allowance funds are subsequently expended with the approval of Tenant prior to the refinancing, the Rent accordingly shall be adjusted upwards. Tenant shall fund the Bank Branch improvements on its own account, without an allowance from Landlord.

1.56 Tenant Improvements: Any addition to or modification of the Premises made
     -------------------
by or on behalf of Tenant before, at, or near the commencement of the Term, including, without limitation, fixtures (not including Tenant's Trade Fixtures).

1.57 Tenant's Personal Property: Tenant's equipment, furniture, merchandise, and
     --------------------------
movable property placed in the Premises by Tenant (not including Tenant's Trade Fixtures).

1.58 Tenant's Proportionate Share: That percentage which is the ratio of the
     ----------------------------
Rentable Area (as defined in the most recent Building Owners and Managers Association (BOMA) standards) in the Premises to the total Rentable Area in the Building, as determined upon completion of the Tenant Improvements by Landlord's architect (with Tenant's concurrence) in accordance with such standards. While Tenant leases the entire Building, Tenant's Proportionate Share shall be One Hundred Percent (100%). In the event that Tenant elects during the Option Term(s) to lease less than the entire Building, Tenant's Proportionate Share for the Extended Term shall be recalculated accordingly.

1.59 Tenant's Trade Fixtures: Any property installed in or on the Premises by
     -----------------------
Tenant for purposes of trade, manufacture, ornament, or related use, including the ATM and drive-through facility.

1.60 Term: The period of time during which Tenant has a right to occupy the
     ----
Premises, including any option to extend the Term in accordance with the provisions of Paragraph 3.02 of this Lease.

1.61 Termination: The ending of the Term for any reason before Expiration.
     -----------

1.62 Unavoidable Delays: Any and all delays caused by an act of God, fire,
     ------------------
earthquake, flood, explosion, action by the elements, invasion, insurrection, riot, mob violence, sabotage, inability to procure or general shortage of labor, equipment, facilities, materials or supplies on the open market (provided they were timely ordered), failure of transportation, strikes, lockouts, action of labor unions, orders of governmental or civil or military or naval authorities, changes in applicable governmental laws, regulations or restrictions (excluding regulations or restrictions pertaining to zoning of the Premises), or any other cause (except inability to obtain financing or to proceed with its obligations under this Lease because of lack of funds), which is similar or dissimilar to the foregoing, but not within the respective control of Landlord or Tenant, as the case may be.

                                   SECTION II

                                    PREMISES

2.01 Lease of Premises.
     -----------------

Landlord leases to Tenant and Tenant leases from Landlord the Premises which are all or a part of the Building on the land described as City of Escondido, County of San Diego, State of California commonly known as Lots 1 and 2 of Escondido Tract No. 766-R (which land is hereinafter referred to as the "Property"). The Premises initially consist of approximately 72,633 square feet, which constitutes all of the Building and includes the exterior space devoted to the ATM, the Drive-through, parking and landscape areas, all as shown on Exhibit A-1.

2.02 Airspace Rights.
     ---------------

This Lease confers no rights either with regard to the subsurface of the Property (other than any basement that is part of the Premises) or with regard to airspace above the top of the roof or any appliance to be affixed to the roof of the Building as shown on Exhibit A, except for access for maintenance to mechanical systems and for, subject to obtaining Landlord's written approval in advance, which approval shall not be unreasonably withheld, installation and maintenance of an antenna an/or satellite dish as may be sought by Tenant. While the Tenant leases more than half of the Rentable Area of the Building, Landlord may not lease or license for use any air space for use which materially interferes with Tenant's use. At no time shall Landlord (1) lease or license for use any airspace to advertise banking or business services that are competitive with Tenant's services or (2) interfere in any way with any approved communications system(s) installed and used on the roof by Tenant.

2.03 Appurtenant Rights.
     ------------------

The appurtenant rights referred to in this Lease are as follows:

a.   Ingress and Egress.
     ------------------

     Tenant and its invitees, customers and authorized representatives shall have full and unimpaired access to the Premises at all times except as provided in the Sections of this Lease concerning destruction and condemnation.

b.   Common Areas.
     ------------

     1.   Common Areas Defined.
          --------------------

          The term "Common Areas" means all areas and facilities outside the premises of all tenants and within the exterior boundaries of the Property which are for the general use and convenience of Tenant and of other tenants of the Building and their respective authorized representatives and invitees. Common areas include, without limitation, pedestrian walkways and patios, landscaped areas, sidewalks, elevators, service corridors, restrooms, stairways, decorative walls, throughways, loading areas, parking areas, and roads, all as shown on Exhibit A.

     2.   Tenant's Right To Use.
          ---------------------

          While Tenant leases the entire Building, Landlord gives to Tenant and its authorized representatives, invitees, and subtenants and their authorized representatives and invitees, the exclusive right to use the Common Areas, including the roof, subject to Section 2.02, subject to Landlord's rights set forth in subparagraph 2.03.b.3 and 2.03.b.4. When and if Tenant ceases to lease the entire Building, Landlord gives to Tenant and its authorized representative, invitees, and subtenants (if any) and their authorized representatives and invitees, the nonexclusive right to use the Common Areas, with others who are entitled to use the Common Areas, subject to Landlord's rights set forth in subparagraphs 2.03.b.3 and 2.03.b.4.

     3.   Maintenance and Management.
          --------------------------

          Tenant shall, while it leases the entire Building and subject to the provisions of Section 9.01, at its sole cost and expense, maintain or cause to be maintained and kept in good condition the Common Areas and every part thereof, damage by fire, earthquake, subsidence, construction defect or other act of God excepted. Any of these expenditures that are capital expenditures, as determined in accordance with generally accepted accounting principles, including, but not limited to, roof replacements and major parking for rehabilitation and replacement, shall, to the extent they are not collected by Landlord in reserve or as pass-through depreciation, be prorated on an annual basis over the useful life of the improvement or facility so replaced, and from the date of any expenditure, there shall be included in Common Area Costs during any single year only the pro rata portion of that expenditure as is properly allocable to that year. Any Common Area Costs paid by Tenant and subsequently reimbursed to Landlord by insurance or condemnation proceeds shall be reimbursed to Tenant pro rata within thirty (30) days following Landlord's receipt of such proceeds. In doing so, Tenant shall have the right to:

          (a) Establish and enforce reasonable rules and regulations applicable to all tenants concerning the maintenance, management, use and operation of the Common Areas.

          (b) Close temporarily any of the Common Areas for maintenance purposes.

          (c) Prescribe certain sections within the Common Areas for use as parking spaces by Tenant and Tenant's employees, and in such a case Tenant shall require its employees to use only those sections for parking.

          (d) Select a person to maintain and operate any of the Common Areas. Subject to Landlord's reasonable review and approval, Tenant shall have the right to negotiate and enter into a contract with that person on such terms and conditions and for such period of time as is reasonable and proper, both as to service and as to cost.

          In the event that Tenant continues for thirty (30) days following receipt of written notice thereof from Landlord to fail to meet its obligations under this subparagraph 2.03.b.3, Tenant shall be in breach of this Lease and Landlord shall have the immediate authority to take over the maintenance and management of the Common Areas upon providing written notice to Tenant of its intent to do so. Notwithstanding Tenant's right to maintain and manage the Common Areas, Landlord shall have the right to:

          (a) Close any of the Common Areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas; provided that no such closure may materially impair Tenant or Tenant's business operations.

          (b) Make changes to the Common Areas, including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces, parking areas, the direction or flow of traffic, and removal of land from the Common Areas; provided that no such change may materially impair Tenant or Tenant's business operations, and such change has been approved by Tenant in writing in advance.

          In the event that Tenant elects during the Option Terms to lease less than the entire Building, Landlord shall take over the maintenance and management of the Common Areas during the Extended Term and shall assume Tenant's rights and obligations with respect to maintenance and management of the Common Areas. Further, Landlord shall allot to Tenant (i) for the Bank Branch the minimum number of spaces required by the City of Escondido for a full service, retail branch with ATM and drive-up windows, such spaces to include the spaces closest to the Bank Branch entrance and ATM, other than any spaces reserved for disabled persons, and may be reserved and signed for. Tenant's employees and customers upon Tenant's request, and (ii) additional spaces in proportion to the Rentable Area Tenant continues to lease excluding the Bank Branch as compared to the total Rentable Area in the Building excluding the Bank Branch. In the event the City of Escondido no longer has a minimum parking space requirement, Landlord shall allot the Bank Branch 5 spaces per 1,000 square feet of Rental Area of the Bank Branch. Any spaces designated for disabled persons shall be apportioned toward Tenant's allotment of spaces based upon a ratio of the Rentable Area leased by Tenant compared to the Total Rentable Area in the Building.

          In addition to the above, Landlord shall establish a reserve fund for the estimated cost of the repair and replacement of the roof, as may be required of Landlord pursuant to Section 9.01. Tenant shall pay to Landlord $2,600 annually as its contribution to such roof reserve fund. This amount shall be paid by Tenant to Landlord in equal monthly installments of $216.67 on the first day of each and every calendar month of the Initial Term and the Option Terms, if any, while

          Tenant leases the entire Building. Tenant shall pay this sum only until such time as the reserve is fully funded based on an estimate of the cots of replacement obtained by Landlord and approved by Tenant. Such estimate shall be subject to being updated by Landlord with the approval of Tenant. Landlord shall place Tenant's payment in an interest-bearing account, with the interest to be allotted toward the roof replacement reserve. The reserve fund and Tenant's payments thereto are based upon a roof lifetime of fifteen (15) years. In the event the roof is built to standards supporting a longer estimated life (e.g. 20-year bondable roof) Tenant's payment to the reserve fund shall be readjusted and reamortized to reflect the actual estimated lifetime of the roof. During any period where Tenant leases some but not all of the Building, Tenant shall contribute its Tenant's Proportionate Share to the reserve fund.

     4.   Common Area Costs Defined.
          -------------------------

          Common Area Costs means all costs of any kind paid or incurred by Landlord or its agents or employees ("Landlord's Common Area Costs") or by Tenant, as the case may be, for the maintenance and operation of the Common Areas including, by way of examples and not as a limitation upon the generality of the foregoing, costs of repairs and replacements to improvements within the Building as appropriate to maintain the Building in an excellent condition and costs of resurfacing, repainting and restriping, cleaning, sweeping, and other janitorial services, policing, purchase, construction, and maintenance of refuse receptacles, planting and relandscaping, directional signs and other markers, car stops, lighting and other utilities (any such utilities and services not separately metered or charged for or to the Common Area shall be fairly allocated so that Tenant will only pay its Proportionate Share of utilities and services supplied to the Common Area and not to any leased premises), reasonable depreciation allowance on improvements, machinery, and equipment used in connection with the Common Areas or rental expense for such machinery and equipment, premiums on public liability and property damage insurance, and commercially reasonable professional management fees (which can be paid to Landlord if Landlord manages the Common Area). Common Area Costs shall not include debt service, ground rent, construction of any improvements (except to the extent that such improvements can be reasonably expected to reduce Common Area Costs, and are approved by Tenant in writing in advance, in which case the cost of such improvements shall be amortized for their expected useful life span) and commercially unreasonable amounts or types of insurance.

          During such time as Landlord manages the Common Areas, Landlord shall keep full, accurate and separate books of account covering the Landlord's Common Area Costs, and all statements of costs delivered to Tenant shall accurately reflect the total Landlord's Common Area Costs and Tenant's Proportionate Share. Landlord shall retain the books of account for at least thirty-six (36) months after the expiration of each accounting period. Tenant shall have the right at all reasonable times during the Term to inspect the books of account at Landlord's office.

     5.   Tenant's Share Of Costs.
          -----------------------

          If Tenant elects to lease some but not all of the Building:

          (a) Tenant shall be responsible for Tenant's Proportionate Share of all Common Area Costs (as described in subparagraph 2.03.b.4) during the Term, whether incurred by Landlord or Tenant or their agents or employees. Common Area Costs that cover a period not wholly within the Term shall be prorated.

          (b) Tenant shall pay to Landlord an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of Landlord's Common Areas Costs on the first (1st) day of each month, commencing as of and on the Commencement Date of this Lease, or on the first
               (1st) day of the month following the Commencement Date of this Lease if such date is a day other than the first day of a calendar month, and continuing during the Term. Landlord may adjust the estimated monthly Landlord's Common Area Costs at the end of each calendar quarter on the basis of Landlord's reasonably anticipated costs for the following calendar quarter.

          (c) Within sixty (60) days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total Landlord's Common Area Costs, Tenant's Proportionate Share of the total Landlord's Common Area Costs and the estimated monthly payments made by Tenant during the calendar year just ended. Each statement shall be prepared, signed and certified to be correct by Landlord. If Tenant's Proportionate Share of Landlord's Common Area Costs for any calendar quarter exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of the statement. If Tenant's payments made during the calendar year exceed Tenant's Proportionate Share of Landlord's Common Area costs, Landlord may, at its option, pay Tenant the excess at the time Landlord furnishes the statement to Tenant or credit the excess against future payments by Tenant for Landlord's Common Area Costs.

     6.   Signs.
          -----

          Subject to the Landlord's consent, which shall not be unreasonably withheld, Tenant may affix signs, logos and other descriptive materials upon walls, windows and doors of the Premises so as to be visible from the exterior of the Premises so long as such signs comply with all applicable laws and regulations. Landlord and Tenant have approved sign plans attached hereto as Exhibit C (the "Sign Plan"). Landlord is to obtain the City of Escondido's approval of the Sign Plan by September 1, 2001. Tenant, at its expense, shall install, maintain in good condition, repair and/or replace all of its signs. If Tenant elects during the Option Terms to lease less than the entire Building, Tenant's sign rights shall be reduced according to the Rentable Area and particular space leased, as set forth in Exhibit C-1. If any other tenant leases more Rentable Area within the Building than does Tenant, Landlord may thereafter assign the Building name and most prominent sign rights to another tenant at the Building. Prior to such time, the Building shall be known as the "Community National Bank Building" and shall be so signed.

2.04 Exterior Banking Facilities.
     ---------------------------

Tenant shall have the right to operate exterior banking facilities as shown on Exhibit A-2, which shall be (a) walk up night deposits, automatic teller machines and similar facilities generally used in the banking business from time to time (collectively "ATM") and (b) the Drive-through. In the event that Tenant elects during Option Term(s) to lease less than the entire Building, Landlord shall designate two (2) parking spaces as close as possible to the ATM for the exclusive use of Tenant's customers and lighting around the ATM and Drive-through shall be provided by Tenant. Landlord will install from the Premises and under the Property, at Landlord's sole cost and expense, utilities, tubes, and other facilities required by Tenant to operate the ATM and Drive-through and access thereto for purposes of repair and maintenance. Landlord will obtain, at Landlord's sole cost, all governmental approvals and consents necessary to permit construction of the ATM and the Drive-through, and shall submit the plans and specifications for installation of the ATM and Drive-through with its site plan submitted to the City of Escondido, for project approval.

                                   SECTION III

                                      TERM

3.01 Term.
     ----

The Initial Terms of this Lease (the "Initial Terms") shall be for fifteen (15) years for the Bank Branch (including the ATM and Drive-through), and ten (10) years for the balance of the Building, following the Commencement Date. The parties agree to execute and attach as Exhibit D to this Lease a memorandum setting forth the Commencement Date, Expiration, Option Notice periods and Extended Term commencement dates as soon as such dates can be determined.

3.02 Options to Extend Term.
     ----------------------

Tenant is given the option to extend the Initial Terms, respectively, as set forth herein, on all of the provisions contained herein by giving notice of exercise (the "Option Notice") to Landlord not more than 360 days and not less than 270 days before the Expiration of the respective Initial Terms or Extended Terms of the Lease.

Tenant shall have two 5-year extension options for the Bank Branch and three 5-year options for the rest of the Building (respectively "Option Terms"). As for the rest of the Building, Tenant may exercise its option to extend the term for some or all of the Rentable Area in increments as set forth below, at Tenant's sole discretion, provided that if Tenant has previously returned any of such Rentable Area to Landlord, Tenant shall be deemed to have surrendered its right to relet such space pursuant to the options contained herein.

In determining the portions of the second and third floors of the Building as to which Tenant may exercise its option, such portion (a) may not be less than 2,500 square feet of Rentable Area or such other amount as may be agreed to by both Landlord and Tenant in writing; (b) must not leave less than 2,500 square feet of Rentable Area on any floor of the Building, or such other amount as may be agreed to by both Landlord and Tenant in writing; (c) must be contiguous to any other portion leased on the same floor; (d) must leave a remainder on any floor which is, and must itself be, in compliance with all applicable building and fire codes, governmental laws, regulations or restrictions; and (e) may not be split between the second and third floors unless all of one of those floors is leased by Tenant. Provided, however, that, with respect to the first floor of the Building, Tenant may only exercise its option for either the Bank Branch or the entire first floor.

If Tenant is in default on the date of giving the Option Notice beyond any time to cure such default allowed by statute or created under this Lease, whichever is greater ("Cure Period"), the Option Notice shall be totally ineffective, or if Tenant is in default beyond any Cure Period on the date the Extended Term is to commence and does not cure the default within the Cure Period, the Extended Term shall not commence and this Lease shall expire at the end of the Initial Term or Extended Term if the Term has been previously extended.

3.03 Refurbishment Allowance.
     -----------------------

During the eleventh Lease Year, Landlord shall pay directly to Tenant's contractor(s) a refurbishment allowance of Six Dollars ($6.00) per square foot of Rentable Area in the Premises still leased by Tenant, including the Rentable Area within the Bank Branch (the "Refurbishment Allowance") for the purpose of upgrading and modernizing the Premises in such manner as Tenant shall choose, subject to Landlord's approval (which approval shall not be unreasonably withheld or delayed).

3.04 Exclusive Use During Extended Term.
     ----------------------------------

While Tenant operates a Bank Branch at the Building, and in the event that Tenant does not lease the entire Building during the Extended Term(s), Landlord shall not lease, use, permit or consent to the use of any portion of the Building or the Property (other than the Bank Branch) to a financial institution organized as a bank, savings and loan, credit union, or thrift association, without the prior written consent of Tenant, which consent may be arbitrarily withheld; provided that such restriction does not preclude Landlord from leasing to stock brokerage companies or other similar companies which may offer some services similar to and/or competitive with Tenant's banking business provided those similar services are not the primary business of such companies.

Landlord specifically agrees to include in each lease or other occupancy agreement covering all portions of the Building and/or Property other than the Bank Branch, a provision which shall (1) notify each such other tenant or occupant of the provisions of this Paragraph, (2) contain the agreement of each such other tenant or occupant not to violate the provisions of this Paragraph, and (3) contain the agreement of each such other tenant or occupant that Tenant may enforce the agreement described in clause (2).

                                   SECTION IV

                       ACCEPTANCE AND TENANT IMPROVEMENTS

4.01 Acceptance Of Premises.
     ----------------------

Commencement of the Term without specific written objection by Tenant shall constitute Tenant's acknowledgment that the Premises are in satisfactory condition.

4.02 Tenant Improvements.
     -------------------

Tenant, at its sole cost and expense (including Tenant's use of its Tenant Improvement Allowance, as defined in Section 1.55), shall construct, or cause to be constructed, the Tenant Improvements specified in Exhibit B and shall employ for such purpose the same contractor that Landlord has selected to construct the Building. Landlord hereby consents to the construction of such Tenant Improvements subject to Tenant's agreement to remove the Tenant Improvements designated on Exhibit B and to restore the Premises to the condition specified therein at Expiration or Termination, provided Landlord designates before installation of such Improvements which Improvements will be required to be so removed. Regardless of any provision herein, Tenant shall not be obligated to remove any interior walls, ceilings, floors or mechanical systems.

                                    SECTION V

                                      RENT

5.01 Annual Rent.
     -----------

Tenant agrees to pay to Landlord, without any prior demand being required therefor and without any set-offs or deductions whatsoever, Annual Rent as specified in Paragraph 1.06, payable in equal monthly installments as specified in Paragraph 1.06, in advance, on the first day of each and every calendar month throughout the Term. Partial months shall be prorated. All Rent shall be paid to the Landlord at the Landlord's Mailing Address unless otherwise directed in writing by Landlord.

5.02 Periodic Rent Adjustments.
     -------------------------

The Annual Rent shall be adjusted as of the first day of each Lease Year beginning on the first day of the fourth (4th) Lease Year (each date being an "Adjustment Date"), for the period beginning with such Adjustment Date and ending on midnight of either the date which precedes the next Adjustment Date or the last day of the Term, whichever is applicable (each period being an "Adjustment Period"), in accordance with Paragraph 5.03. For and in those Lease Years when Annual Rent is reset to Market Rent (defined in Paragraph 5.05), there shall be no adjustment made under Paragraph 5.03 for the Rentable Area for which there is a Market Rent adjustment.

The following formula shall be used to prorate the rent between the Bank Branch and the balance of the Building at Lease Year 11, when the balance of the Building, or such portion thereof as Tenant elects to continue lease, is to be reset to Market Rent in the event Tenant exercises its option therefor and/or if Tenant returns some or all of the balance of the Building to Landlord: All of the land costs and development and improvement expenditures used to determine the Annual Rent under paragraph 1.06, except (1) the Bank's Addition (e.g. for canopy and drive-up improvements, including pneumatic tubing) listed as a line item in Exhibit F attached hereto and (2) the Tenant Improvement Allowance for the Building (which will be allocated to the balance of the Building's cost), shall be prorated between the Bank Branch and the balance of the Building based on a ratio equal to their respective Rentable Area. All of the costs of the Bank's Addition listed as a line item in Exhibit F attached hereto shall be attributable to the Bank Branch only.

5.03 Calculation of Adjustments.
     --------------------------

The base for computing the Annual Rent adjustment is the Consumer Price Index for all urban consumers ("all-items") for Los Angeles-Riverside-Orange County (1982-84=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"). The Annual Rent payable during each Adjustment Period following each Adjustment Date shall be the Annual Rent in effect immediately before the Adjustment Date in question multiplied by a fraction, the numerator of which is the most recently published Index figure preceding such Adjustment Date, and the denominator of which is the most recently published Index figure preceding either the Commencement Date in the case of the first Adjustment Date or the preceding Adjustment Date in the case of each adjustment after the first adjustment. If at any Adjustment Date the Index shall not exist in the same form as recited above, the Parties shall substitute any official index published by the Bureau of Labor Statistics or similar government agency, as may then be in existence and shall be most nearly equivalent thereto. If the Parties shall be unable to agree upon a successor index, the Parties, or either of them, shall refer the choice to arbitration.

Notwithstanding anything to the contrary in this Paragraph 5.03, the adjusted Annual Rent payable after an Adjustment Date shall not be less than three percent (3%) nor more than five percent (5%) of the annual rent in effect prior to such Adjustment Date.

5.04 Late Charge.
     -----------

Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, loss of interest, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any Rent payment shall not be received by Landlord or Landlord's designee, or bear post office cancellation, within five (5) days after such payment became due, Tenant shall pay to Landlord a late charge for each such payment, equal to $5.00 or 10% of such overdue amount, whichever shall be greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur, by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to any such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

5.05 Reset to Market.
     ---------------

In the event that Tenant elects to extend the term for any of the balance of the Building pursuant to its three 5-year options to do so, then for such space and for the initial Lease Year of such Option Term, the per square foot rate for calculating Annual Rent with respect to the Premises (excluding Bank Branch), shall be reset to then current fair market rent ("Market Rent") as set forth below. In the event that Tenant elects to extend the term for the Bank Branch pursuant to its two 5-year options to do so, then for such space and for the initial Lease Year of such Option Term, Rent for the Bank Branch similarly shall be reset to then current Market Rent as set forth below.

a.   Procedure.
     ---------

     To achieve a determination of Market Rent, Tenant may begin the process of negotiating the Market Rent up to 18 months before the commencement of the next Option Period. If the parties reach agreement on the Market Rent at least 15 months preceding the next Option period, they shall immediately execute an amendment to this Lease setting forth such Market Rent. If the parties are unable to agree on the Market Rent at least 15 months preceding the commencement of the next Option Period, then the determination of annual Market Rent shall be made in accordance with paragraph 5.05.e., below. Anything in this Section 5.05 to the contrary notwithstanding, in no case shall the Annual Rent after determination of the Market Rent under this Section 5.05 be less than the Annual Rent for the then current Term.

b.   Criteria.
     --------

     Market Rent shall be the fair market rental value of the relevant Premises
     (i) under and subject to the provisions of this Lease (e.g., triple net provisions) and (ii) at the highest and best use of the relevant Premises. In any such predetermination of Market Rent there shall be excluded any consideration of the Tenant's goodwill and/or "going business" value of Tenant's business, and Tenant's trade fixtures.

c.   Determination By Appraisal.
     --------------------------

     If the Parties are unable to agree upon the Market Rent within the time period set forth in Paragraph 5.05.a, then the Parties shall each appoint a qualified appraiser within 14 days thereafter who shall consult with each other and, although each shall prepare its own appraisal, determine if they can mutually agree on a Market Rent. If the two appraisers cannot agree on a Market Rent, they shall appoint a third qualified appraiser who has not performed any services for either party, who also shall prepare a separate appraisal and state its determination as to the Market Rent. The three appraisals shall then be averaged to determine the Market Rent, although if any one of the three appraisals is more than ten percent (10%) different from the average of the other two, only the closest two determinations shall be used. If either party refuses or fails to appoint an appraiser pursuant to this paragraph, then the appraisal performed by the appraiser appointed by the other party shall be used to determine Market Rent. Each party shall pay the expense of the appraiser that it appointed, and the parties shall equally share the expense of the third appraiser. As used herein, the term "qualified appraiser" shall mean a certified M.A.I. real estate appraiser who shall have been active full-time over the previous five (5) years in the appraisal of commercial properties located in San Diego County.

                                   SECTION VI

                                SECURITY DEPOSIT

6.01 Security Deposit.
     ----------------

Upon execution of this Lease, Tenant shall deposit with Landlord the sum specified as the Security Deposit. The Security Deposit shall be held by Landlord without obligation or liability for payment of interest thereon as security for the faithful performance by Tenant of all of the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord. Landlord shall not be required to keep the Security Deposit separate from its general funds, nor shall Landlord be required to pay interest on the Security Deposit.

6.02 Application Of Security Deposit.
     -------------------------------

Should Tenant at any time during the Term hereof be in default under any provision of this Lease, Landlord may, at its option and without prejudice to any other remedy which Landlord may have at law or in equity, appropriate the Security Deposit, or the portion thereof as may be deemed necessary, and apply same toward payment of Rent or to loss or damage sustained by Landlord due to the default on the part of Tenant. Within five (5) days after written demand by Landlord, Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the original sum deposited.

6.03 Refund.
     ------

Should Tenant perform all of its obligations under this Lease, the Security Deposit, or any unapplied balance thereof then remaining, shall be returned to Tenant within fourteen (14) days following delivery of the Premises to Landlord, unless such funds are required for repairs of the Premises, in which event any unappropriated balance then remaining shall be delivered to Tenant within thirty
(30) days following delivery of the Premises to Landlord.

6.04 Reduction of Security Deposit.
     -----------------------------

In the event Tenant relinquishes any portion of the Building to Landlord at the end of any Initial Term or Option Term, and provided Tenant is not in default under the Lease, the Security Deposit shall be reduced in proportion to the reduction in the Rentable Area of the Premises, and the difference shall be applied to the first installment of Annual Rent next coming due.

                                   SECTION VII

                               TAXES, ASSESSMENTS

7.01 Personal Property Taxes.
     -----------------------

Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges ("taxes") that are levied and assessed against Tenant's personal property installed or located in or on the Premises, and that become payable during the Term. On written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments within a reasonable period of time.

If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Building is increased by the inclusion of a value placed on Tenant's personal property, and if Landlord pays the taxes on any of these items or the taxes based on the increased assessments of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord, or the proportion of the taxes resulting from the increase in Landlord's assessment. Landlord shall have the right to pay these taxes regardless of the validity of the levy.

7.02 Real Property Taxes.
     -------------------

a.   Tenant's Proportionate Share.
     ----------------------------

     Tenant shall pay its Proportionate Share of all real property taxes, and general and special assessments, levied and assessed against the Property and the Building ("real property taxes"). Provided, however, that Tenant shall not be required to pay any increase in such taxes which results from reassessment of the Property upon transfer or sale of the Property.

     Each year Landlord shall notify Tenant of Landlord's calculation of Tenant's Proportionate Share of the real property taxes. Tenant shall pay, directly to the taxing authority unless otherwise instructed by Landlord, its Proportionate Share of the real property taxes semiannually not later than ten (10) days before the taxing authority's delinquent date or ten
     (10) days after receipt of the tax bill, whichever is later. If Landlord's Lender requires Landlord to impound real property taxes on a periodic basis during the Term, Tenant, on notice from Landlord indicating this requirement, shall pay its Proportionate Share of real property taxes to Landlord on a periodic basis in accordance with the Lender's requirements. Landlord shall impound the tax payments received from Tenant in accordance with the requirements of the Lender.

b.   New Assessments.
     ---------------

     If any general or special assessment is levied and assessed against the Building or Property, Landlord can elect to either pay the assessment in full or allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time a payment of real property taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

c.   Proration of Tenant's Tax Liability.
     -----------------------------------

     Tenant's liability to pay real property taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the Term at its commencement and expiration or termination.

d.   Substitute and Additional Taxes.
     -------------------------------

     Tenant shall not be required to pay any municipal, county, state, or federal income or franchise taxes of Landlord, or any municipal, county, state or federal estate, succession, inheritance, or transfer taxes of Landlord. If at any time during the Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Landlord a tax, fee, or excise on (1) the square footage of the Premises, (2) the act of entering into this Lease, or (3) the occupancy of Tenant, or levies or assesses against Landlord any other tax, fee, or excise, however described, including, without limitation, a so-called value added tax, as a direct substitution in whole or in part for, or in addition to, any real property taxes, Tenant shall pay before delinquency that tax, fee, or excise. Tenant's share of any such tax, fee, or excise shall be substantially the same as Tenant's Proportionate Share.

e.   Right to Contest.
     ----------------

     (1) Tenant, at its sole cost, shall have the right, at any time to seek a reduction in the assessed valuation of the Premises or to contest any real property taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests the real property taxes, the failure on Tenant's part to pay the real property taxes shall not constitute a default so long as Tenant complies with the provisions of this section.

     (2) Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Premises. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost.

     (3) Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment. If Tenant does not pay the real property taxes when due and Tenant seeks a reduction or contests them as provided in this section, before the commencement of the proceeding or contest, Tenant shall furnish to Landlord a surety bond issued by an insurance company qualified to do business in California. The amount of the bond shall equal one hundred and fifty percent (150%) of the total amount of real property taxes in dispute. The bond shall hold the Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered.

     (4) Even if the bond, cash deposit or other security is furnished by Tenant as provided in this section, Landlord shall not be required to withhold payment of any levy or assessment if, at any time, any part of the Property is in immediate danger of being forfeited or sold because of non-payment of a levy or assessment.

                                  SECTION VIII

                             USE, LIMITATIONS ON USE

8.01 Use.
     ---

Tenant shall use and occupy the Premises for the use specified in Paragraph 1.40 and for no other use.

8.02 Limitations on Use.
     ------------------

Tenant's use of the Premises as provided in this Lease shall be in accordance with the following:

a.   Cancellation Of Insurance: Increase In Insurance Rates.
     ------------------------------------------------------

     Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Building. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use not stated within Paragraph 1.40, Tenant shall pay to Landlord within ten (10) days before the date Landlord is obligated to pay a premium on the insurance, or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

b.   Compliance With Laws.
     --------------------

     Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, including, without limitation, the obligation at Tenant's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises during the Term.

     Except that Tenant shall not be obligated to comply with any law that requires alterations, maintenance, or restoration to the Premises unless the alterations, maintenance, or restoration are required as a result of Tenant's particular and specific use of the Premises at the time. Landlord shall make any alterations, maintenance, or restoration to the Premises required by such laws that Tenant is not obligated to make.

c.   Waste: Nuisance.
     ---------------

     Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to other tenants in the Building, except for the necessary lighting, loud speakers and sound apparatus for the ATM and the Drive-through. Tenant shall not use the Premises for sleeping, washing clothes, preparation of food for sale or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights into the Building, with the exception that Tenant may maintain and operate a kitchen in its lounge areas for the use of employees and invitees.

d.   Overloading.
     -----------

     Tenant shall not do anything on the Premises that will cause damage to the Building. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake the Premises.

                                   SECTION IX

                                   MAINTENANCE

9.01 Landlord's Maintenance of the Premises.
     --------------------------------------

In addition to the responsibilities for the Common Areas set forth in Paragraph 2.03(b)(3) above, and except as provided in Paragraph 9.04 and the Paragraphs herein concerning destruction and condemnation, after Landlord delivers the completed Building and the agreed-upon Tenant Improvements, Landlord shall maintain, in good condition, and replace as reasonably necessary, without reimbursement (except to the extent that maintenance is required because of some negligent, reckless or willful act or omission of Tenant or any of its invitees), all structural parts of the Building (including but not limited to foundations, bearing and exterior walls, roof, subflooring and slab, including but not limited to any damage to the structural parts of the building due to soil subsidence), utility lines and facilities outside the Building shell or beneath the slab or foundation, warranty work and any work necessary to correct original, latent defects on all improvements delivered by the Landlord, and other capital improvements except where the cost of construction of the improvements is approved by Tenant in advance and does not exceed savings to the Tenant of related operating expenses over the balance of the term.

     If and when Tenant continues to lease, some but not all of the Building, then Landlord shall maintain, in good condition, and replace as reasonably necessary, the following during the balance of the Initial Terms and any Option
Term:

a. The unexposed electrical, plumbing, and sewage systems in the Common Area for the furnishing to the Building of various utilities (except to the extent that the same are the obligation of the appropriate public utility company); provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligent conduct of Tenant, anyone claiming under Tenant or their respective guests or invitees.

b. The Building's heating, ventilating, air conditioning and fire sprinkler systems other than the separate heating, ventilating and air conditioning system which services the Premises exclusively.

9.02 Tenant's Share Of Landlord Maintenance Costs of the Premises.
     ------------------------------------------------------------

If Tenant elects not to lease some but not all of the Building, Tenant shall reimburse Landlord for Tenant's Proportionate Share of the costs of Landlord's maintenance and/or replacement under Paragraph 9.01, except for any such costs incurred due to the defective condition of the Building, as distinguished from normal wear and tear.

Any of these expenditures that are capital expenditures, as determined in accordance with generally accepted accounting principles, including, but not limited to, roof replacements and major parking for rehabilitation or replacement, shall, to the extent they are not collected by Landlord in reserve or as pass-through depreciation, be prorated on an annual basis over the useful life of the improvement or facility so replaced, and from the date of any expenditure, there shall be included in Tenant's Proportionate Share during any single year only the pro rata portion of that expenditure as is properly allocable to that year. Any Tenant's Proportionate Share paid by Tenant and subsequently reimbursed to Landlord by insurance or condemnation proceeds shall be reimbursed to Tenant pro rata within thirty (30) days following Landlord's receipt of such proceeds.

Within thirty (30) days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing Landlord's total maintenance costs under Paragraph 9.01 and Tenant's Proportionate Share thereof for the calendar quarter just ended. Reimbursement shall be made by Tenant within ten (10) days after Tenant receives such statement.

9.03 Tenant's Remedies.
     -----------------

Landlord shall have thirty (30) days after notice from Tenant to commence to perform its obligations under Paragraph 9.01, except that Landlord shall perform its obligations immediately if the nature of the problem presents a hazard or emergency. If Landlord does not perform its obligations within the time limitations in this Paragraph, Tenant can perform the obligations and have the right to be reimbursed for the sum it actually expends in the performance of Landlord's obligations to the extent it exceeds Tenant's Proportionate Share. If Landlord does not reimburse Tenant within thirty (30) days after demand from Tenant, Tenant's sole remedy shall be to institute suit against Landlord, and Tenant shall not have the right to withhold from future rent the sums Tenant has expended.

9.04 Tenant's Maintenance.
     --------------------

Except as provided in Paragraph 9.01 and 9.02, Tenant at its cost shall maintain, in good condition, all portions of the Premises including, without limitation, all Tenant's personal property, improvements, plate glass, lighting, electrical, plumbing and sewage systems, exposed cables and all heating, ventilating and air conditioning systems, except for defective conditions in the Premises which are caused by Landlord (for which Landlord will be responsible). Tenant shall be liable for any damage to the Building resulting from the acts or omissions of Tenant or its authorized representatives. During the Initial Term and during any time thereafter when Tenant leases the entire Building, Tenant shall maintain, at its sole cost and expense, a full maintenance contract on the Building's HVAC system, which contract shall provide for replacement of the HVAC if necessary. During any period where Tenant leases some but not all of the Building, Landlord shall maintain such a HVAC maintenance contract and Tenant shall contribute its Tenant's Proportionate Share thereto.

                                    SECTION X

                                   ALTERATIONS

10.01 Consent Required.
      ----------------

Except as required in Exhibit B as part of Tenant's Work, Tenant shall not make any structural alterations to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord's consent may be conditioned on Tenant's agreement to remove all or any designated part of such alterations and to restore the Premises to the condition designated by Landlord in its consent at Expiration or Termination, provided Landlord identifies which alterations are to be removed at the time it provides its consent to install them. Tenant, at its cost, shall have the right to make, without Landlord's consent, nonstructural alterations to the interior of the Premises not exceeding $50,000 in cost. Any alterations made shall remain on and be surrendered with the Premises on Expiration or Termination, except that, with respect to alterations not requiring Landlord's approval, Landlord can elect within thirty (30) days before Expiration, or within ten (10) days after Termination, to require Tenant to remove any alterations that Tenant has made to the Premises. If Landlord so elects, Tenant at its cost shall restore the relevant Premises to the condition designated by Landlord in its election, before the last day of the Term, or within thirty (30) days after notice of election is given, whichever is later.

Anything in this Paragraph 10.01 to the contrary notwithstanding, Tenant shall have the absolute right to remove Tenant's personal property and trade fixtures, bank vaults, vault doors, safe deposit boxes, ATM facilities, Drive-through teller facilities and connection devices. Tenant shall perform all restoration made necessary by the removal of any such property within the time periods stated in this Paragraph 10.01.

10.02 Notice To Landlord.
      ------------------

If Tenant makes any alterations to the Premises as provided in this paragraph, the alterations shall not be commenced until five (5) days after Landlord has received notice from Tenant stating the date the installation of the alterations is to commence so that Landlord can post and record an appropriate notice of nonresponsibility.

10.03 Mechanics' Liens.
      ----------------

Tenant shall pay all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. Tenant shall keep the Building and Property free and clear of all mechanics' liens resulting from construction done by or for Tenant.

Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately on written demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

                                   SECTION XI

                             UTILITIES AND SERVICES

Tenant shall make all arrangements for and pay for all utilities and services furnished to or used by it in and at the Premises, including, without limitation, janitorial services, gas, electricity, water, telephone and cable services, and for all connection charges; except that, with respect to any portion of the Premises which cannot practicably be separately metered so that some or all utilities and services must be supplied by Landlord, as to such utilities and services, Tenant shall reimburse Landlord on a monthly basis for Landlord's costs in furnishing them within ten (10) days after Tenant receives an invoice from Landlord. The amount which Tenant shall pay to Landlord for furnishing such utilities and services shall be the ratio of the entire cost of the utilities and services furnished to all the tenants included in the bills that the total number of square feet of the Premises so supplied bears to the total number of square feet leased by all the tenants included in the bills. Landlord agrees to provide five (5) separate utility meters for the Building, including one (1) meter for the Bank Branch and Drive-through, one (1) meter for each of the three (3) floors of the Building, and one (1) meter for the Common Areas.

                                   SECTION XII

                      INDEMNITY AND EXCULPATION, INSURANCE

12.01 Exculpation of Landlord.
      ------------------------

Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or upon the Premises from any cause other than Landlord's active negligence, and Tenant waives all claims against Landlord for damage to person or property arising for any reason, except that Landlord shall be liable to Tenant for damage to Tenant resulting from the acts or omissions of Landlord or its authorized representatives.

12.02 Indemnity.
      ---------

Tenant shall hold Landlord harmless from all liability for damage to any person or property occurring in, on or about the Premises, except that Landlord shall be liable to Tenant for, and shall hold Tenant harmless from, damage resulting from the acts or omissions of Landlord or its authorized representatives.

If Tenant elects to lease some but not all of the Building, Landlord shall hold Tenant harmless from all liability for damage to any person or property occurring in or on the Common Area and all other premises within the Building other than the Premises, except that Tenant shall be liable to Landlord for, and shall hold Landlord harmless from, damage resulting from the acts or omissions of Tenant or its authorized representatives.

A Party's obligation under this Paragraph to indemnify and hold the other Party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the Party being indemnified.

12.03 Public Liability and Property Damage Insurance.
      ----------------------------------------------

Tenant at its cost shall maintain public liability and property damage insurance with a single combined liability limit of not less than $2,000,000 and property damage limits of not less than $1,000,000 insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises.

All public liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Paragraph 12.02 and may be secured through blanket insurance coverage. Both Parties shall be named as additional insureds and the policies shall contain cross-liability endorsements.

12.04 Increase In Amount Of Public Liability And Property Damage Insurance.
      --------------------------------------------------------------------

Not more frequently than once each year, if, in the reasonable opinion of Landlord's Lender or of the insurance broker retained by Landlord, the amount of any public liability and property damage insurance coverage provided for in Paragraph 12.03 at that time is not adequate, the insurance coverage shall be reasonably increased as required by either Landlord's Lender or Landlord's insurance broker.

12.05 Tenant's Fire Insurance.
      -----------------------

Tenant at its cost shall maintain on all its personal property, improvements, and alterations in, on or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.

12.06 Plate Glass Insurance.
      ---------------------

All glass in and at the Premises is Tenant's risk unless damage thereto is caused by the act of omission of Landlord or its agents, or is caused by subsidence. Tenant at its cost may maintain full coverage plate glass insurance on the Premises. Both Landlord and Tenant shall be named as additional insured if such insurance is purchased by Tenant.

12.07 Fire Insurance on Building and Common Area.
      ------------------------------------------

At such time as Tenant does not lease the entire Building, Landlord shall maintain on the Building and Common Area a policy or policies of standard fire and extended coverage insurance to the extent of at least one hundred percent (100%) of full replacement value. While Tenant Leases the entire Building, Tenant shall maintain insurance reasonably satisfactory to Landlord and Landlord's lender with an insurer approved by Landlord (such approval shall not be unreasonably withheld), as is required hereunder and shall pay the premiums directly to the insurer. Such policy or policies shall contain a vandalism and malicious mischief endorsement and shall cover any and all other hazards and have such other endorsements as Landlord determines is prudent from time to time. The insurance policy shall be issued in the names of Landlord, Landlord's Lender, and Tenant, as their interests appear.

a.   Payment of Premiums.
     -------------------

     Tenant shall reimburse Landlord for Tenant's Proportionate Share of the premiums paid by Landlord for maintaining fire insurance on the Building. Reimbursement shall be made by Tenant within ten (10) days after Tenant receives from Landlord a statement indicating Tenant's Proportionate Share of such premium. Tenant's obligation to pay insurance costs shall be prorated for any partial year at the commencement and expiration or termination of the Term. Tenant shall not be liable for increases in the insurance premiums caused by a particular use or activity of any other tenant in the Building (excluding Tenant's own subtenants) or Landlord or caused by improvements constructed by or for the exclusive benefit of any other tenant (excluding Tenant's own subtenants) or Landlord.

b.   Insurance Impounds.
     ------------------

     If Landlord's Lender requires Landlord to impound insurance premiums for the Building on a periodic basis during the Term, Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Paragraph to Landlord on a periodic basis in accordance with the Lender's requirements. Landlord shall impound the insurance premiums received from Tenant in accordance with the requirements of the Lender.

c.   Determination Of Replacement Value.
     ----------------------------------

     The "full replacement value" of the Building shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Not more frequently than once each year thereafter, either party shall have the right to notify the other party that it elects to have the replacement value redetermined by the insurance company. The redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and each party shall be promptly notified of the results by the company. The insurance policy shall be adjusted according to the redetermination.

12.08 Business Interruption Insurance.
      -------------------------------

Tenant at its cost shall maintain business interruption insurance insuring that monthly rent will be paid to Landlord for a period of up to six (6) months if the Premises are destroyed or rendered inaccessible by a risk insured against under Paragraph 12.07.

12.09 Waiver Of Subrogation.
      ---------------------

The parties release each other and their respective authorized representatives from any claims for damage to any person and to the Premises and the Building and Property, and to the fixtures, personal property, tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises and the Building and Property that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

12.10 Other Insurance Matters.
      -----------------------

All the insurance required to be maintained by the Parties under this Lease shall:

a. Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A+ status as rated in the most recent edition of Best's Insurance Reports.

b.   Be issued as a primary policy.

c. Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and Landlord's Lender before cancellation or change in the coverage, scope or amount of any policy.

Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall have been previously deposited or shall be deposited with the other party at the commencement of the Term, and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy.

                                  SECTION XIII

                                   DESTRUCTION

13.01 Destruction Due To Risk Covered By Insurance.
      --------------------------------------------

If, during the Term, the Premises, the Building or the Common Area are totally or partially destroyed from a risk covered by the insurance required to be carried by Landlord in Paragraph 12.07, rendering the Premises totally or partially inaccessible or unusable, Landlord shall restore the Premises, the Building or the Common Area to substantially the same condition as they were in immediately before destruction. Such destruction shall not terminate this Lease. In the event the destruction cannot be repaired within twelve (12) months, however, the Lease may be terminated by Tenant, effective as of the date of destruction, by written notice to Landlord given within thirty (30) days after notice given by Landlord to Tenant of the estimated date for completion of repairs. If Landlord does not provide Tenant with a written notice of an estimated date of repairs within ninety (90) days from the date of destruction, Tenant may elect to terminate the Lease at any time thereafter until Landlord provides a written notice to Tenant of the estimated date of completion of repairs, with a date of completion within twelve (12) months of the date of destruction. If Landlord provides notice of a date of estimated completion, and Tenant does not (or cannot) elect to terminate the Lease, then for each day, except for Unavoidable Delays, that the destruction is not repaired past the estimated date of completion, Landlord shall pay Tenant $1,000.00. If the existing laws do not permit such restoration or if Landlord's Lender requires that insurance proceeds be applied to financing secured by the Building and Landlord is unwilling or unable to perform such restoration with Landlord's own funds, either party may terminate this Lease by giving thirty (30) days notice to the other party.

13.02 Destruction Due To Risk Not Covered By Insurance.
      ------------------------------------------------

If, during the Term, the Premises, the Building or the Common Area are totally or partially destroyed from a risk not covered by the insurance required to be carried by Landlord in Paragraph 12.07, rendering the Premises totally or partially inaccessible or unusable, Landlord shall restore the Premises, the Building or the Common Area to substantially the same condition as they were in immediately before destruction. Such destruction shall not terminate this Lease. In the event the destruction cannot be repaired within twelve (12) months, however, the Lease may be terminated by Tenant, effective as of the date of destruction, by written notice to Landlord given within thirty (30) days after notice given by Landlord to Tenant of the estimated date for completion of repairs. If Landlord does not provide Tenant with a written notice of an estimated date of repairs within ninety (90) days from the date of destruction, Tenant may elect to terminate the Lease at any time thereafter until Landlord provides a written notice to Tenant of the estimated date of completion of repairs, with a date of completion within twelve
(12) months of the date of destruction. If Landlord provides notice of a date of estimated completion, and Tenant does not (or cannot) elect to terminate the Lease, then for each day, except for Unavoidable Delays, that the destruction is not repaired past the estimated date of completion, Landlord shall pay Tenant $1,000.00. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving thirty (30) days notice to the other party.

If the cost of restoration exceeds twenty percent (20%) of the then replacement value of the Premises or the Building that are destroyed, Landlord may elect to terminate this Lease by giving thirty (30) days notice to Tenant.

In the case of destruction to the Premises only, if Landlord elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, can elect to pay to Landlord, at the time Tenant notifies Landlord of its election, the difference between twenty percent (20%) of the then replacement value of the Premises and the actual cost of restoration, in which case Landlord shall restore the Premises. Landlord shall give Tenant satisfactory evidence that all sums contributed by Tenant as provided in this Paragraph have been expended by Landlord in paying the cost of restoration.

If Landlord elects to terminate this Lease and Tenant does not elect to perform the restoration or contribute toward the cost of restoration as provided in this Paragraph, this Lease shall terminate.

13.03 Extent Of Landlord's Obligation To Restore.
      ------------------------------------------

If Landlord is required or elects to restore the Premises as provided in Paragraphs 13.01 and 13.02, Landlord shall not be required to restore alterations made by Tenant, Tenant's improvements, Tenant's trade fixtures, and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore, regardless of the amount of insurance proceeds received by Tenant.

13.04 Abatement Or Reduction Of Rent.
      ------------------------------

a.   Destruction Without Termination Of Lease.
     ----------------------------------------

     In case of destruction to the Premises by any cause which does not, pursuant to the prior provisions of this Section XIII cause the termination of this Lease, there shall be no abatement of rent for six (6) months from the date of destruction. This rent shall be reimbursed to Tenant, however, if the Lease is subsequently terminated, effective as of the date of destruction, because the repairs cannot be completed within twelve (12) months. Thereafter, there shall be an abatement of rent until the date of completion of restoration based on the extent to which the destruction interferes with Tenant's use of the Premises.

b.   Destruction Which Causes Termination Of Lease.
     ---------------------------------------------

     In case of destruction to the Premises by any cause which does, pursuant to the prior provisions of this Section XIII, cause the termination of this Lease, there shall be an abatement of rent between the date of destruction and the date of termination of this Lease based on the extent to which the destruction interferes with Tenant's use of the Premises.

13.05 Loss During Last Part Of Term.
      -----------------------------

If destruction to the Premises occurs during the last two hundred and forty
(240) days of the relevant Term, and if the cost of restoration exceeds ten percent (10%) of the then replacement value of the Premises or Building that are destroyed, then either party can terminate this Lease by giving notice to the other party not more than thirty (30) days after the destruction.

13.06 Waiver Of Civil Code Sections.
      -----------------------------

Tenant waives the provisions of Civil Code Section 1932(2) and Civil Code
Section 1933(4) with respect to any destruction of the Premises.

                                   SECTION XIV

                                  CONDEMNATION

14.01 Definitions.
      -----------

a. "Condemnation" means (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and (2) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

b. "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

c. "Awards" means all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation, less attorney's fees and legal costs incurred in obtaining such award.

d. "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of eminent domain.

14.02 Parties' Rights And Obligations To Be Governed By Lease.
      -------------------------------------------------------

If, during the Term or during the period of time between the execution of this Lease and the Commencement Date, there is any taking of all or any part of the Building, the Property or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined pursuant to this Section XIV.

14.03 Total Taking.
      ------------

If the Premises are totally taken by Condemnation, this Lease shall terminate on the Date of Taking.

14.04 Partial Taking.
      --------------

a.   Partial Taking Of Premises.
     --------------------------

     If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and the extent of the taking have been finally determined. If Tenant elects to terminate this Lease as provided herein, Tenant also shall notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant. If Tenant does not terminate this Lease within the 30-day period, this Lease shall continue in full force and effect, except that Annual Rent shall be reduced pursuant to subparagraph 14.04.c.

b.   Partial Taking Of Common Areas.
     ------------------------------

     If any portion of the Common Area is taken by Condemnation, this Lease shall remain in full force and effect, except that if such portion of the Common Area is taken by Condemnation such that the Premises is rendered unusable for Tenant's continued use of the Premises, either Party shall have the election to terminate this Lease pursuant to this paragraph. If such condemnation results in a reduction of the total parking for the Project by more than 10%, or prevents the use of the Drive-through, Tenant may terminate this Lease pursuant to this paragraph.

     If a party elects to terminate this Lease, it must exercise its right to terminate by giving notice to the other party within thirty (30) days after the nature and extent of the Taking have been finally determined. The party terminating this Lease also shall notify the other party of the date of termination, which date shall not be earlier than thirty (30) days or late: than ninety (90) days after the terminating party has notified the other party of its election to terminate; except that this Lease shall terminate on the Date of Taking if the date of taking falls on a date before the date of termination designated in the notice from the terminating party. If this Lease is not terminated within the 30-day period, it shall continue in full force and effect.

c.   Effect On Rent.
     --------------

     If any portion of the Premises is taken by Condemnation and this Lease remains in full force and effect, on the Date of Taking the Annual Rent shall be reduced by an amount that is in the same ratio to Annual Rent as the value of the area of the portion of the Premises taken bears to the total value of the Premises immediately before the Date of Taking.

d.   Waiver Of Code Of Civil Procedure Section 1265.130.
     --------------------------------------------------

     Each party waives the provisions of Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

e.   Landlord's Election To Prevent Lease Termination.
     ------------------------------------------------

     In the event of a partial taking, if, within thirty (30) days after the date that the nature and extent of the taking are finally determined, Landlord notifies Tenant that Landlord at its cost will add on to the remaining Premises and parking area so that the area and the approximate layout of the Premises and parking area will be substantially the same after the date of taking as they were before the date of taking, and Landlord commences the restoration promptly and completes the restoration within one hundred twenty (120) days after Landlord notifies Tenant, this Lease shall continue in full force and effect without any reduction in annual rent.

f.   Restoration Of Premises.
     -----------------------

     If there is a partial taking of the Premises and this Lease remains in full force and effect, Landlord at its cost shall accomplish all necessary restoration with all due diligence.

     Annual Rent shall be abated or reduced during the period from the Date of Taking until the completion of restoration, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of Annual Rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises.

14.05 Award.
      -----

The award shall belong to and be paid to the Parties in accordance with then applicable law.

14.06 Temporary Taking.
      ----------------

The taking of the Premises or any part of the Premises by military or other public authority shall constitute a taking of the Premises by condemnation only when the use and occupancy by the taking authority has continued for longer than 180 consecutive days. During the 180-day period all the provisions of this Lease shall remain in full force and effect, except that rent shall be abated or reduced during such period of taking based on the extent to which the taking interferes with Tenant's use of the Premises, and Landlord shall be entitled to whatever award may be paid for the use and occupation of the Premises for the period involved.

                                   SECTION XV

                                   ASSIGNMENT

15.01 Prohibition Against Voluntary Assignment, Subletting, and Encumbering.
      ---------------------------------------------------------------------

Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent may be withheld by Landlord in its sole discretion, the Parties hereby acknowledging that the proper mix of tenants in the Building and various subjective factors relating to the operation and investment value of the Building can only be determined by Landlord. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default. No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Section.

a.   Partnership or Limited Liability Company.
     ----------------------------------------

     If Tenant is a general partnership or limited liability company, a withdrawal or change, voluntary, involuntary, or by operation of law, of the partner(s)or member(s) owning fifty-one percent (51%) or more of the partnership or company, or the dissolution of the partnership or company, shall be deemed a voluntary assignment. If Tenant is a limited partnership, any change in a general partner of Tenant which would be considered a voluntary or involuntary assignment under this Lease if such general partner were itself the Tenant shall be deemed a voluntary assignment by the limited partnership.

b.   Multiple Individuals.
     --------------------

     If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from a majority of persons to the others or to a third party shall be deemed a voluntary assignment.

c.   Corporation.
     -----------

     If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of

     Tenant, or the sale of at least fifty-one percent (51%) of the value of the assets of Tenant, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. This subparagraph shall not apply to corporations the stock of which is traded through an exchange or over the counter and shall not apply in the event Tenant makes a public offering of its stock. Anything in this Section to the contrary notwithstanding, Landlord's prior consent shall not be required in the case of an assignment of this Lease in connection with a merger, consolidation, reorganization, or sale of assets or stock of Tenant, provided that the assignee has a financial net worth, certified by an independent certified public accountant, which is equal to or greater than the net worth of Tenant as of the date hereof or as of the date of the assignment, whichever is greater. In the event of such a proposed assignment, Tenant shall give Landlord written notice of the proposed assignment at least forty-five (45) days in advance, which notice shall set forth the information required to substantiate that no consent is required hereunder.

15.02 Assignment Of Rents.
      -------------------

Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

15.03 Procedure.
      ---------

If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

a.   Landlord shall have approved such proposed assignee or subtenant;

b. The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

c. No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord; and

d. No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained.

If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's reasonable attorney's fees, not to exceed $1,000.00, incurred in connection with each such request as additional Rent.

Notwithstanding the other provisions of this Paragraph 15.03 to the contrary, during the Initial Term and, if Tenant has elected to lease some but not all of the Building, Landlord shall be deemed to have consented to any subletting by Tenant so long as the sublease (i) is for a term ending at or before the Expiration of this Lease, (ii) does not purport to give the subtenant any right which is not expressly given to Tenant under this Lease, (iii) requires the subtenant to abide by all applicable terms of this Lease, including the foregoing prohibition against further subletting or assignment, and (iv) an executed counterpart of such assignment or sublease has been delivered to Landlord.

15.04 Involuntary Assignment.
      ----------------------

No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

a. If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Code in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors.

b.   If a writ of attachment or execution is levied on this Lease.

c. If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, Tenant shall have forty-five (45) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have ninety (90) days in which to have the involuntary proceeding dismissed or the receiver removed.

                                   SECTION XVI

                                     DEFAULT

16.01 Tenant's Default.
      ----------------

The occurrence of any of the following shall constitute a default by Tenant:

a.   Failure to pay Rent or Tenant's costs when due.

b.   Failure to perform any other provision of this Lease.

16.02 Notices Of Default.
      ------------------

Prior to exercising any remedy hereunder, Landlord shall give Tenant notice of any default under Paragraph 16.01. Tenant shall have five (5) days to cure a default consisting of failure to pay Rent or Tenant's costs when due, and thirty
(30) days to cure a curable default consisting of failure to perform any other provisions of this Lease; provided that if the curable default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within the 30-day period and diligently and in good faith continues to clear the default.

Notices given under this paragraph shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

The purpose of the notice requirements set forth in this Section is to satisfy the notice requirements of the unlawful detainer statutes of the State of California. No further notices are required for Landlord to maintain an unlawful detainer proceeding, and to the extent the law may be construed to require additional notices, such notices are hereby expressly waived by Tenant.

16.03 Landlord's Remedies.
      -------------------

Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law:

a.   Tenant's Right To Possession Not Terminated.
     -------------------------------------------

     Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession. Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them or any part of them to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining relevant Term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting under this subparagraph shall not be unreasonably withheld.

     If Landlord elects to relet the Premises as provided in this subparagraph, rent that Landlord receives from reletting shall be applied to the payment of:

     First, any indebtedness from Tenant to Landlord other than rent due from Tenant;

     Second, all costs, including for maintenance, incurred by Landlord in reletting; and

     Third, rent due and unpaid under this Lease. After deducting the payments referred to in this subparagraph, any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including for maintenance, Landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this subparagraph.

b.   Termination Of Tenant's Right To Possession.
     -------------------------------------------

     Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

     (1) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

     (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

     (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that

          Tenant proves could have been reasonably avoided; and

     (4) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

"The worth, at the time of the award", as used in (1) and (2) of this subparagraph, is to be computed by allowing interest at the "Lease Interest Rate" (as defined in Section 1.33). "The worth, at the time of the award", as referred to in (3) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

c.   Appointment Of Receiver.
     -----------------------

     If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

d.   Landlord's Right To Cure Tenant's Default.
     -----------------------------------------

     Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the Lease Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with accrued interest on it, shall be additional Rent.

16.04 Interest On Unpaid Rent.
      -----------------------

Rent and Tenant charges not paid when due shall bear interest at the Lease Interest Rate.

16.05 Tenant's Right To Cure Landlord's Default.
      -----------------------------------------

Landlord shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform if the failure to perform is not cured within thirty (30) days after notice of the default has been given by Tenant to Landlord and to Landlord's Lender, if Landlord has delivered notice to Tenant of the Lender's name and address for notice. If the default cannot reasonably be cured within thirty (30) days, Landlord shall not be in default of this Lease if Landlord commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.

Tenant, at any time after Landlord commits a default, can cure the default at Landlord's cost. If Tenant at any time, by reason of Landlord's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be due immediately from Landlord to Tenant at the time the sum is paid and if paid at a later date shall bear interest at the Lease

Interest Rate from the date that the sum is paid by Tenant until Tenant is reimbursed by Landlord.

If Landlord is in default of this Lease, Tenant shall have the right to have a receiver appointed to operate the Building in place of Landlord, including the collection of all rents due Landlord. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by or allow Tenant to terminate this Lease.

Anything in this Lease to the contrary notwithstanding, Tenant's sole remedy upon any default by Landlord (other than the appointment of a receiver as specified above) shall be the collection of money damages from Landlord and Tenant shall have no right to terminate this Lease except in the case of Landlord's failure to restore the Premises as required by Section XIII.

16.06 Limitation Of Landlord's Liability.
      ----------------------------------

If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Building and Property and out of rent or other income from such Building and Property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Building and/or Property. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

16.07 Unavoidable Delays.
      ------------------

Except as otherwise expressly provided in this Lease, if Landlord or Tenant shall, as a result of any Unavoidable Delays, fail punctually to perform any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the Party in question, but only to the extent occasioned by such Unavoidable Delays. If any right or option of either Party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date, then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of delay occasioned by any Unavoidable Delay.

Notwithstanding anything to the contrary herein, the provisions of this Paragraph 16.07 shall not be applicable to Tenant's obligation to pay rent or to either Party's obligation to pay any other sums, monies, costs, charges or expenses required to be paid by either Party hereunder. The Party contending an event constitutes an Unavoidable Delay which could result in an extension or an excuse for performance, shall give written notice of such event to the other Party within ten (10) days of the event in question.

                                  SECTION XVII

                          LANDLORD'S ENTRY ON PREMISES

17.01 Right Of Entry.
      --------------

Landlord and its authorized representatives shall have the right to enter during normal business hours the Premises after giving reasonable notice (at least 24 hours in advance in a nonemergency situation) to Tenant for any of the following purposes:

a. To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

b. To do any necessary maintenance and to make any restoration to the Premises or the Building that Landlord has the right or obligation to perform;

c. To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

d. To post "for sale" signs at any time during the Term, to post "for rents or "for lease" signs during the last three (3) months of an expiring Term, or during any period while Tenant is in default;

e. To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, at any time during the Term; or

f. To shore the foundations, footings, and walls of the Premises or the Building and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises or the Building if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. Landlord's right under this provision extends to the owner of the adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives.

17.02 Effect And Manner Of Entry.
      --------------------------

Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided herein, except damage resulting from the acts or omissions of Landlord or its authorized representatives. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. Landlord shall conduct its activities on the Premises during normal business hours, unless waived by Tenant in writing, and in a manner that will cause the least possible inconvenience, annoyance, or disturbance to Tenant. Tenant shall have the right to escort Landlord and/or its authorized representative during any entry on the Premises under this Section.

                                  SECTION XVIII

                     SUBORDINATION, ESTOPPEL, AND NO MERGER

18.01 Automatic Subordination.
      -----------------------

This Lease is and shall be prior to any encumbrance recorded after the date of the Lease affecting the Building and Property. If, however, a Lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance, if Landlord first obtains from the Lender a written agreement that provides substantially the following:

     "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease."

Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

Tenant shall execute the written agreement and any other documents required by the Lender to accomplish the purposes of this Paragraph 18.01 within five (5) business days after receiving such documents. If Tenant fails to timely execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

18.02 Right To Estoppel Certificates.
      ------------------------------

Each party, within ten (10) business days after notice from the other party, shall execute and deliver to the other party, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent. Failure to deliver the certificate within ten (10) business days shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If a party fails to deliver the certificate within the ten (10) business days, the party failing to deliver the certificate irrevocably constitutes and appoints the other party as its special attorney-in-fact to execute and deliver the certificate to any third party.

18.03 No Merger.
      ---------

There shall be no merger of this Lease or the leasehold estate hereunder with the fee estate in the Property and or the Premises by reason of the facts that this Lease or the leasehold estate hereunder may be held, directly or indirectly, by or for the account of any entities who hold the fee estate. No such merger shall occur unless all entities having an interest in the fee estate and all entities (including any leasehold mortgagee) having an interest in this Lease or the leasehold estate hereunder, join in a written statement effecting such merger and duly record the same.

                                   SECTION XIX

                                     NOTICE

Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class mail, return receipt requested. Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address set forth in Paragraphs 1.02 or 1.03, unless subsequently changed by the party by notice in the manner provided in this Paragraph. Notice shall be deemed communicated within forty-eight (48) hours from the time of mailing if mailed as provided in this Paragraph.

                                   SECTION XX

                                     WAIVER

20.01 Delay Or Omission.
      -----------------

No delay or omission in the exercise of any right or remedy of either Party on any default by the other Party shall impair such a right or remedy or be construed as a waiver.

20.02 Waiver Of Default.
      -----------------

No waiver of any breach or default by either Party shall constitute a waiver of any other breach or default, whether of the same or any other covenant or conditions. The receipt and acceptance by Landlord of rent shall not constitute a waiver of any preceding default other than the default in the payment of the particular rental payment so accepted, regardless of Landlord's knowledge of the preceding breach at the time of accepting the rent; nor shall acceptance of rent or any other payment after termination constitute a reinstatement, extension or renewal of the Lease or revocation of any notice or any other act previously given or done by Landlord.

20.03 Acceptance Of Surrender.
      -----------------------

No act or conduct of Landlord, including, without limitation, the acceptance of the keys to any part or all of the Premises, shall constitute an acceptance of the surrender of any part or all of the Premises by Tenant before the expiration of the Term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

20.04 Consents.
      --------

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. No waiver, benefit, privilege or service voluntarily given or performed by either party shall give the other any contractual right by custom, estoppel or otherwise to receive the same at any other time.

                                   SECTION XXI

                           RECORDATION, QUITCLAIM DEED

21.01 Prohibition Against Recording Lease; Recordable Memorandum Of Lease.
      --------------------------------------------------------------------

This Lease shall not be recorded, but the Parties shall concurrently with the execution of this Lease execute and record a Memorandum of Lease in recordable form.

21.02 Quitclaim Deed.
      --------------

Tenant shall execute and deliver to Landlord on the expiration or termination of any part of this Lease, immediately on Landlord's request, a quitclaim deed to the relevant Premises, in recordable form, designating Landlord as transferee.

                                  SECTION XXII

                          SALE OR TRANSFER OF PREMISES

If Landlord sells or transfers all or any portion of the Building and/or Property, Landlord, on consummation of the sale or transfer, shall be released from any liability under this Lease, provided Landlord's successor has assumed, in writing for the benefit of Tenant, all of Landlord's obligations under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord can transfer the security deposit or prepaid rent to Landlord's successor and on such transfer Landlord shall be discharged from any further liability in reference to the security deposit or prepaid rent.

                                  SECTION XXIII

                             RESOLUTION OF DISPUTES

23.01 Mediation.
      ---------

Any controversy or dispute arising out of this Lease, other than one arising in whole or in part from Tenant's failure to pay Rent or any other monetary obligation required hereunder, shall first be submitted to JAMS/Endispute or any successor entity for resolution through mediation within thirty (30) days after the dispute arises. The Parties shall cooperate with the mediator and shall comply with any reasonable conditions imposed on such mediation by the mediator. The mediator's fee shall be divided equally between the Parties. In the event that the parties cannot agree on a mediator, either party may apply to the Superior Court of the State of California, San Diego County, North County Branch to make an assignment of mediator.

23.02 Litigation.
      ----------

In the event that the Parties fail to resolve the dispute through mediation within thirty (30) days after it is submitted to the Center, either Party may file suit in the Superior Court of the State of California, San Diego County, North County Branch, for resolution of the dispute. In the event that either party files suit under this Section 23.02, both Landlord and Tenant agree to request that the Superior Court send the dispute to non-binding arbitration at the earliest opportunity.

23.03 Attorney's Fees.
      ---------------

If either Party commences an action against the other Party arising out of or in connection with this Lease, the prevailing Party shall be entitled to have and recover from the losing Party reasonable attorneys' fees and costs of suit.

If either Party becomes a party to any litigation with anyone not a Party to this Lease, including arbitration, concerning this Lease, the Premises, the Property, or the Building, by reason of any act or omission of the other Party or its authorized representatives, and not by any act or omission of the Party that becomes a party to that litigation or any act or omission or its authorized representatives, the Party that causes the other Party to become involved in the litigation shall be liable to that Party for reasonable attorneys' fees and court costs incurred by it in the litigation.

                                  SECTION XXIV

                       SURRENDER OF PREMISES, HOLDING OVER

24.01 Surrender Of Premises Or Termination.
      ------------------------------------

On Expiration or ten (10) days after Termination of any Term, Tenant shall surrender to Landlord the relevant Premises and all Tenant's improvements and alterations in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant and destruction to the Premises covered by Section XIII), except for alterations that Tenant has the right to remove or is obligated to remove under the provisions of Paragraph 10.01. Tenant shall remove all its personal property within the above-stated time periods. Tenant shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property within the above-stated time periods.

Landlord can elect to retain or dispose of in any manner any alterations or Tenant's personal property that Tenant does not remove from the relevant Premises on expiration or termination of any Term as allowed or required by this Lease. Title to any such alterations or Tenant's personal property that Landlord elects to retain or dispose of on expiration or termination of the Lease shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or Tenant's personal property.

If Tenant fails to surrender the relevant Premises on expiration or ten (10) days after termination of any Term as required herein, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the relevant Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the relevant Premises.

24.02 Holding Over.
      ------------

If Tenant, with Landlord's consent, remains in possession of the Premises after Expiration or Termination, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on ninety (90) days' notice given at any time by either party with prorated Annual Rent for the first six (6) months following such Expiration or Termination at one hundred ten percent (110%) of the Annual Rent immediately preceding such Expiration or Termination, and thereafter at one hundred twenty-five percent (125%) of the prorated Annual Rent immediately preceding such Expiration or Termination. If Tenant, without Landlord's consent, remains in possession of the Premises after Expiration or Termination, or after the date in any notice given by Landlord to Tenant terminating this Lease and following the expiration of any period for Tenant to cure as provided for in this Lease or by statute, such possession by Tenant shall be deemed to be a month-to-month tenancy with prorated Annual Rent at one hundred fifty percent (150%) of the Annual Rent immediately preceding such Expiration or Termination. During any such month-to-month tenancy, Tenant shall pay all Rent required by this Lease. All provisions of this Lease, except those pertaining to its Term, shall apply to the month-to-month tenancy.

                                   SECTION XXV

                            MISCELLANEOUS PROVISIONS

25.01 General Conditions.
      ------------------

a.   Time Of Essence.
     ---------------

     Time is of the essence of each provision of this Lease.

b.   Corporate Authority.
     -------------------

     If either party is a corporation, that party shall deliver to the other party on execution of this Lease a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

c.   Successors.
     ----------

     This Lease shall be binding on and inure to the benefit of the parties and their successors except as provided in Section XV.

d.   Rent Payable In U.S. Money.
     ---------------------------

     Rent and all other sums payable under this Lease must be paid in lawful money of the United States of America.

e.   Real Estate Brokers, Finders.
     ----------------------------

     Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner except John Burnham & Company who Landlord has retained and Coldwell Banker Commercial who Tenant has retained. The commission owing to John Burnham & Company and Coldwell Banker Commercial and the conditions to payment of such commissions are set forth in a separate Commission Agreement dated March 19, 2001. Each Party shall hold harmless the other Party from all damages resulting from any claims that may be asserted against the other Party by any other broker, finder, or other person, with whom the other Party has or purportedly has dealt.

f.   Status Of Parties On Termination Of Lease.
     -----------------------------------------

     Except as provided in Section XVI, if a party elects to terminate this Lease as allowed in this Lease, on the date the Lease terminates the parties shall be released from further liabilities and obligations and Landlord shall return to Tenant any unearned rent, as long as Tenant is not in default on the date the Lease terminates.

g.   Exhibits--Incorporation In Lease.
     --------------------------------

     All exhibits referred to are attached to this Lease and incorporated by reference.

h.   Consents of Parties.
     -------------------

     Except as expressly provided in this Lease, whenever consent or approval of either Party is required, that Party shall not unreasonably withhold or delay giving such consent or approval.

25.02 Interpretation Of Lease.
      -----------------------

a.   California Law.
     --------------

     This Lease shall be construed and interpreted in accordance with the laws of the State of California.

b.   Integrated Agreement, Modification.
     ----------------------------------

     This Lease contains all the agreements of the parties and cannot be amended or modified except by a written agreement signed by the party to be charged.

c.   Provisions And Covenants And Conditions.
     ---------------------------------------

     All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

d.   Captions, Table Of Contents.
     ---------------------------

     The captions and Table Of Contents (if any) of this Lease shall have no effect on its interpretation.

e.   Singular And Plural.
     -------------------

     When required by the context of this Lease, the singular shall include the plural.

f.   Joint And Several Obligations.
     -----------------------------

     "Party" shall mean Landlord and Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that party shall be joint and several.

g.   Severability.
     ------------

     The unenforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid, or illegal.

h.   Rules And Regulations--Incorporation In Lease.
     --------------------------------------------

     Landlord shall have the right from time to time to establish reasonable rules and regulations and amendments thereto for the safety, care, and cleanliness of the Premises, the Building, and all Common Areas, or for the preservation of good order. Such rules and regulations shall be posted for inspection by Tenant. Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall make reasonable efforts to enforce the rules and regulations uniformly against all tenants in the Building, and no such rules and regulations shall require Tenant to pay additional rent or other charges under this Lease. The initial rules and regulations are attached as Exhibit E.

                                  SECTION XXVI

                    CONDITIONS TO EFFECTIVENESS OF THE LEASE

     Notwithstanding any other provision of this Lease to the contrary, the obligations of the parties to consummate this Lease shall be subject to the satisfaction or waiver; on or before the dates indicated, of each of the conditions set forth below and, if waived, must be waived in writing and by the party(ies) for whose benefit such condition is specified as having been established, unless otherwise indicated therein.

a. On or before 30 days following execution of the Lease, the parties shall agree on the form and content of all Exhibits, other than Exhibit D. This condition is for the benefit of both Landlord and Tenant.

b. Landlord shall procure all necessary governmental approvals to allow the development of the contemplated project on or before September 1, 2001. This condition is for the benefit of Tenant.

c. Landlord shall procure all necessary financing for construction of the project no later than July 15, 2001, such financing to be upon such terms and conditions as Landlord may approve in its sole and absolute discretion. This condition is for the benefit of both Landlord and Tenant.

The foregoing are conditions precedent to the effectiveness of the Lease. If any event does not occur by the respective date designated for completion, either party may thereafter terminate this Lease by written notice given to the other party before such event is satisfactorily completed.

                                  ARTICLE XXVII

                                    NET LEASE

Landlord and Tenant acknowledge and agree that this Lease shall `be a true "net lease." Therefore, it is the purpose, intent and agreement of Landlord and Tenant that, except as expressly set forth in this Lease to the contrary, Landlord shall pass through to Tenant any charge, cost or fee associated with Landlord's operation of the Property, whether or not such charge, cost or fee is set forth in this Lease or whether or not such charge, cost or fee presently exists or arises in the future.

IN WITNESS WHEREOF, the parties have executed this Lease as of the Date of this Lease.

LANDLORD:                                 THE BLACKSTONE GROUP, LLC
                                          A California Limited Liability Company


                                          By:  /s/ John C. Raymond
                                               ---------------------------------
                                               John C. Raymond, Managing Member

TENANT:                                   CONMUNITY NATIONAL BANK
                                          A National Banking Association


                                          By:  /s/ Thomas E. Swanson
                                               ---------------------------------
                                          Its: President & CEO
                                               ---------------------------------


                                          By:  /s/ Donald W. Murray
                                               ---------------------------------
                                          Its: Executive Vice President
                                               ---------------------------------